UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2001

AMERICOMM RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20193	73-1238709
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer identification No.)

15 E. 5th Street, Suite 4000 Tulsa, OK	74103-4346
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (918) 587-8093

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 29, 2001, Americomm Resources ("Americomm") announced today that it has acquired Empire Petroleum Corporation ("Empire"), a private company, which increases Americomm's working interest in the Cheyenne River Wyoming Prospect to 75%. The acquisition of Empire, which owns a 25% interest in the Cheyenne River Wyoming Prospect, was accomplished by the issue of 7,492,351 Americomm common shares or 30.6% of the total 24,476,925 shares now outstanding on a fully diluted basis.

        On June 5, 2001, Americomm filed a Form 8-K disclosing acquisition of Empire. Form 8-K/A filed herewith includes the financial statements required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements of Business Acquired.

        Audited financial statements of Empire Petroleum Corporation for the two-month period ended December 31, 2000 and unaudited financial statements of Empire Petroleum Corporation for the three month period ended March 31, 2001 are filed herewith.

Pro Forma Financial Information.

        Pro forma financial information of Americomm and Empire are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date: July 24, 2001

Americomm Resources Corporation

By: /s/ John P. McGrain

John P. McGrain

Chief Executive Officer